UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 7, 2017

UNIFIED GROCERS, INC.

(Exact name of registrant as specified in its charter)

California	000-10815	95-0615250
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5200 Sheila Street, Commerce, CA 90040

(Address of principal executive offices and zip code)

(323) 264-5200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On April 10, 2017, Unified Grocers, Inc., a California corporation (“Unified”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), with SUPERVALU INC., a Delaware corporation (“SVU”), and West Acquisition Corporation, a California corporation and wholly-owned subsidiary of SVU (“Merger Sub”), pursuant to which, upon the terms and subject to the conditions set forth therein, Merger Sub will merge (the “Merger”) with and into Unified, with Unified surviving the Merger as a wholly-owned subsidiary of SVU.

Subject to the terms and conditions set forth in the Merger Agreement, upon consummation of the Merger, each outstanding share of Unified’s Class A Shares, without par value (the “Class A Shares”) and Class B Shares, without par value (the “Class B Shares”), excluding certain specified shares, will be converted into the right to receive $200.27 per share in cash and each outstanding share of Unified’s Class E Shares, without par value (the “Class E Shares” and, together with the Class A Shares and Class B Shares, the “Shares”), excluding certain specified shares, will be converted into the right to receive $100.00 per share in cash.

Consummation of the Merger is subject to certain closing conditions, including: (i) the approval of the Merger Agreement by the holders of a majority of the outstanding Shares of each class of Shares, on a class by class basis, as of the applicable record date, (ii) the expiration or termination of the waiting period applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (iii) the absence of any law or order prohibiting the Merger or the other transactions contemplated by the Merger Agreement. The obligation of each party to consummate the merger is also conditioned upon the accuracy of the other party’s representations and warranties (generally subject to a material adverse effect standard) and the other party’s performance in all material respects of its obligations contained in the Merger Agreement. The obligation of SVU to consummate the Merger is also conditioned on the absence of a Material Adverse Effect (as defined in the Merger Agreement) with respect to Unified since the date of signing.

SVU and Unified have made customary representations, warranties and covenants in the Merger Agreement for a transaction of this nature.

SVU has agreed, for a period of twelve months after the closing, to continue to provide products and services on terms and conditions (including pricing and quantity terms) no less favorable in all material respects to each member of Unified as such member enjoyed in the previous twelve months prior to the date of the Merger Agreement, subject to certain credit support requirements and such member continuing to purchase products and services, without interruption in any material respect, in the same or greater amount as purchased in the twelve months prior to the date of the Merger Agreement (subject to certain exceptions).

The Merger Agreement contains certain termination rights for both Unified and SVU, including if (i) the consummation of the Merger is legally prohibited or enjoined, (ii) the Merger is not consummated by October 7, 2017, but subject to extension to January 5, 2018 if certain antitrust-related conditions have not been satisfied or waived, (iii) there has been a breach by the other party that is not cured such that the applicable closing conditions would not be satisfied, or (iv) the approval by each class of Unified’s shareholders, on a class by class basis, is not obtained. Upon the termination of the Merger Agreement under specified circumstances, including in connection with a change in the recommendation of the board of directors of Unified, Unified may be required to pay SVU a termination fee of $8 million and reimburse SVU for certain expenses up to $1 million. In connection with termination of the Merger Agreement under specified circumstances related to the failure to obtain antitrust approvals SVU may be required to pay Unified a termination fee of $9.5 million.

On April 10, 2017, SVU and Unified issued a joint press release announcing entry into the Merger Agreement, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference. Also on April 10, 2017, Unified distributed an email communication to all members of Unified regarding Unified’s entry into the Merger Agreement, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement attached hereto as Exhibit 2.1 and incorporated by reference herein.

The Merger Agreement and the above description of the Merger Agreement have been included to provide shareholders with information regarding the terms of the Merger Agreement. The Merger Agreement and the above description are not intended to provide any other factual information about SVU, Unified, or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them rather than establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to shareholders. Shareholders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of SVU, Unified or any of their respective subsidiaries, affiliates or businesses. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the parties. Accordingly, shareholders should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about SVU and Unified that is or will be contained in, or incorporated by reference into, reports, statements and other filings SVU or Unified make with the United States Securities and Exchange Commission (the “SEC”).

Voting Agreements

As a condition and inducement to the willingness of SVU and the Merger Sub to enter into the Merger Agreement, concurrently with the execution and delivery of the Merger Agreement, SVU entered into voting agreements with each shareholder of Unified who has a representative on the board of directors of Unified. The voting agreements generally require the respective shareholders to vote all of their Shares in favor of the approval of the Merger Agreement and certain related matters as applicable and against alternative acquisition proposals and generally prohibit them from entering into agreements regarding or transferring their shares, subject to certain exceptions. The voting agreements will terminate upon the earlier to occur of (i) the consummation of the Merger, (ii) the termination of the Merger Agreement in accordance with its terms, or (iii) a written agreement between SVU and the applicable shareholder terminating the applicable agreement.

Amendment to Credit Agreement

Unified is party to an Amended and Restated Credit Agreement, dated as of June 28, 2013, as amended by the First Amendment, dated as of June 27, 2014 and the Second Amendment, dated as of December 18, 2014 (as so amended, the “Credit Agreement”), by and among Unified, the lenders party thereto and Wells Fargo Bank, National Association (the “Administrative Agent”), as administrative agent for the lenders party thereto. In connection with the Merger, on April 7, 2017, Unified entered into a Third Amendment (the “Amendment”) to the Credit Agreement, by and among Unified, the lenders party thereto and the Administrative Agent.

The Amendment revises the definition of “Change in Control” under the Credit Agreement such that, in and of itself, entry into an agreement providing for the acquisition of greater than 40% of the combined voting power of all securities of Unified entitled to vote in the election of directors will not constitute a Change in Control.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment attached hereto as Exhibit 99.3 and incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers.

Non-Competition and Letter Agreement with Mr. Ling

Concurrently with the execution and delivery of the Merger Agreement, Unified and SVU entered into a non-competition agreement (the “Non-Competition Agreement”) with Robert M. Ling, Jr. (the effectiveness of which is conditioned upon closing of the Merger). Pursuant to the terms of the Non-Competition

Agreement, the parties have agreed that Mr. Ling will be paid an aggregate of 1.75 million in twelve equal monthly installments so long as he does not compete with Unified or SVU over such period.

In addition, concurrently with the execution and delivery of the Merger Agreement, Unified, SVU and Mr. Ling entered into a letter agreement (the “Letter Agreement”) which conditions payment of severance under his amended and restated severance agreement with Unified, dated as of August 7, 2013 (the “Severance Agreement”) upon execution and non-revocation of a release of claims. SVU and Unified believe that Mr. Ling will not be subject to any excise tax imposed by Section 4999 of the Internal Revenue Code in connection with the transactions contemplated by the Merger Agreement and the Letter Agreement provides that in the event Mr. Ling is subject to such an excise tax, Unified will indemnify Mr. Ling for one-half of such excise tax liability (including any interest and penalties thereon), subject to an agreed cap.

The foregoing description of the arrangements with Mr. Ling does not purport to be complete and is qualified in its entirety by reference to the full text of the Non-Compete Agreement and the Letter Agreement attached hereto as Exhibits 99.4 and 99.5, respectively, and incorporated by reference herein. Mr. Ling’s Severance Agreement is filed as an exhibit to Unified’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 29, 2013.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Unified by SVU. In connection with the Merger, Unified intends to file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, Unified will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the special meeting of shareholders relating to the Merger. SHAREHOLDERS ARE URGED TO CAREFULLY READ THESE MATERIALS IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT UNIFIED WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. The proxy statement and other relevant materials (when available), and any and all documents filed by Unified with the SEC, may also be obtained for free at the SEC’s website at www.sec.gov. In addition, shareholders may obtain free copies of the documents filed with the SEC by Unified via the Financial Information section of its website at www.unifiedgrocers.com, by calling Unified toll-free at 800-242-9907 or by emailing Unified at corp.sec@unifiedgrocers.com.

Participants in Solicitation

Unified and its directors and officers may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Merger Agreement. Information regarding Unified’s directors and executive officers is contained in Unified’s proxy statement dated January 24, 2017, previously filed with the SEC. To the extent holdings of securities by such directors or executive officers have changed since the amounts printed in Unified’s 2017 proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement to be filed by Unified in connection with the Merger.

Cautions Regarding Forward Looking Statements

This communication may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements, including, but not limited to, statements regarding the expected completion of the Merger (including the timing thereof) and the ability to consummate the Merger (including but not limited to the receipt of all required regulatory approvals). These forward-looking statements involve risks, uncertainties and assumptions. The actual results may differ materially from those anticipated in the forward-looking statements as a result of numerous factors, many of which are beyond Unified’s control. Important factors that could cause actual results to differ materially from Unified’s expectations include, but are not limited to, (i) the risk that Unified’s shareholders do not approve the Merger Agreement; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (iii) the response by shareholders to the announcement of the Merger; (iv) the failure to satisfy each of the conditions to the consummation of the Merger, including but not limited to, the risk that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Merger on acceptable terms, or at all; (v) risks related to disruption of management’s attention from Unified’s ongoing business operations due to the Merger; (vi) the effect of the announcement of the Merger on Unified’s relationships with its customers or suppliers, operating results and business generally; (vii) risks related to employee retention as a result of the Merger, (viii) the risk that the Merger will not be consummated within the expected time period or at all and (ix) other risks that are described in Unified’s public filings with the SEC. For more information, see the risk factors described in Unified’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the SEC. Forward-looking statements speak only as of the date they are made and Unified is under no obligation to (and specifically disclaims any such obligation to) update or alter any forward looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated April 10, 2017, by and among Unified Grocers, Inc., SUPERVALU INC., and West Acquisition Corporation.

99.1	Joint Press Release, dated April 10, 2017.

99.2	Member Communication dated April 10, 2017.

99.3	Third Amendment to the Amended and Restated Credit Agreement, dated April 10, 2017, by and among Unified Grocers, Inc., the financial institutions party thereto and Wells Fargo Bank, National Association.

99.4	Non-Competition Agreement, dated April 10, 2017, by and among Unified Grocers, Inc., SUPERVALU INC., and Robert M. Ling, Jr.

99.5	Letter Agreement, dated April 10, 2017, by and among Unified Grocers, Inc., SUPERVALU INC. and Robert M. Ling, Jr.

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. Unified agrees to furnish supplementally a copy of any omitted schedules or exhibits to the SEC upon request; provided, however, that Unified may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule or exhibit so furnished

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIFIED GROCERS, INC.

By:	/s/ Mary M. Kasper
Name:	Mary M. Kasper
Title:	Senior Vice President, General Counsel and Secretary

Date: April 11, 2017

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated April 10, 2017, by and among Unified Grocers, Inc., SUPERVALU INC., and West Acquisition Corporation.

99.1	Joint Press Release, dated April 10, 2017.

99.2	Member Communication dated April 10, 2017.

99.3	Third Amendment to the Amended and Restated Credit Agreement, dated April 10, 2017, by and among Unified Grocers, Inc., the financial institutions party thereto and Wells Fargo Bank, National Association.

99.4	Non-Competition Agreement, dated April 10, 2017, by and among Unified Grocers, Inc., SUPERVALU INC., and Robert M. Ling, Jr.

99.5	Letter Agreement, dated April 10, 2017, by and among Unified Grocers, Inc., SUPERVALU INC. and Robert M. Ling, Jr.

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. Unified agrees to furnish supplementally a copy of any omitted schedules or exhibits to the SEC upon request; provided, however, that Unified may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule or exhibit so furnished